HomeTrust Bancshares, Inc.

FIG Partners Bank CEO Forum

September 15, 2014

HomeTrust Bancshares, Inc.

Forward Looking Statements

This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements are not historical facts but instead represent management’s current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include expected cost savings, synergies and other financial benefits from the recent acquisitions and the pending acquisition of 10 branch banking operations of Bank of America (“acquisitions”) might not be realized within the expected time frames or at all, and costs or difficulties relating to integration matters might be greater than expected; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in HomeTrust’s latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.hometrustbanking.com and on the SEC’s website at www.sec.gov. Any of the forward-looking statements that we make in this presentation or our SEC filings are based upon management’s beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2015 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect our operating and stock performance.

HomeTrust Bancshares, Inc. Overview

Headquarters:	Asheville, NC	**Exchange:**	NASDAQ: HTBI
Branches:	34 *(43)*	**Stock Price:**	$15.04
Total Assets:	$2.1 billion *($2.8B)*	**Price to TBV:**	85%
Total Loans:	$1.5 billion *($1.6B)*	**Market Cap:**	$309 million
Total Deposits:	$1.6 billion *($2.2B)*	**Annual Dividend:**	None

Market data as of 9/9/14

Note: Financial data as of 6/30/14; parenthetical amounts include the 7/31/14 acquisition of Bank of Commerce and the pending acquisition of the branch banking operation of ten locations in Virginia and North Carolina from Bank of America Corporation; estimated financial impact for illustrative purposes only; actual results may differ materially.

Introduction to HomeTrust

Background

- Founded in 1926, HomeTrust operated as a mutual savings bank until conversion to a stock organization in July 2012
- Strong management team with significant acquisition and merger integration experience (7 transactions since 1996 with 2 more pending)
- Management's personal investments in HomeTrust align interests with stockholders

Conversion

- HomeTrust began trading on the NASDAQ Global Market on July 11, 2012 under the symbol "HTBI"
- Gross offering proceeds from the conversion were $211.6 million
- Established goal of organic and acquisition growth

Accomplishments Since Conversion

- Business Lines:
  - Established high-performing commercial and mortgage lending practices
  - Recently added indirect auto lending platform within branch footprint
- Recent Acquisitions:
  - **BankGreenville Financial Corporation – July 31, 2013**
    - $114 million in assets, single-branch franchise located in Greenville, South Carolina
  - **Jefferson Bancshares, Inc. – May 31, 2014**
    - $494 million in assets, twelve branches across major East Tennessee metropolitan markets
  - **Bank of Commerce – July 31, 2014**
    - $123 million in assets, single-branch franchise located in Charlotte, North Carolina, expected to close July 31, 2014.
  - **Bank of America branches – November 17, 2014 (pending)**
    - $504 million in deposits from 9 branches in Virginia and 1 branch in North Carolina, expected to close during the 4th calendar quarter of 2014.

Asset Growth Since 1996

- Since 2008, total assets have doubled with November pending acquisition



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
($000)
Assets
Loans
Deposits
$318
$431
$585
$605
$609
$686
$711
$722
$748
$885
$926
$1,124
$1,348
$1,470
$1,641
$1,638
$1,720
$1,583
$2,700*
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

* Financial data as of 6/30/2014; pro forma amounts include the 7/31/14 acquisition of Bank of Commerce, and the pending acquisition of the branch banking operations of ten locations in Virginia and North Carolina from Bank of America Corporation; estimated financial impact for illustrative purposes only; actual results may differ materially.
Source: Company documents

Goals & Business Strategy

Goals

- Continue to significantly grow the bank across the Carolinas, Tennessee, and Virginia
- Continue to improve asset quality metrics
- Expand business operations organically and acquisitively in high-growth, larger metropolitan markets
- Remain well-regarded for risk management, customer service, and market relationships
- **Preserve and enhance a high-performing culture of engaged and passionate employees**

Strategy

- Focus on organic growth and merger experience and integration capabilities to acquire high-performing banks and branches
- Focus on resolving nonperforming loans
- Hire and retain experienced lending and credit personnel (grown from 6 Commercial Relationship Managers to 26 in the past 14 months)
- Disciplined new market and new customer revenue growth strategy
- Improve profitability through disciplined pricing, expense control and leveraging scale to reduce efficiency ratio
- Emphasize lower cost core deposits to maintain low funding costs

New Market and New Customer Revenue Growth Strategy

- New customer generation
  - Experian pre-screened mailings – DDA/HELOC
  - Indirect auto lending – potential 10,000 new customers over 3 years
  - Other direct mail campaigns on checking
  - Refer a Friend – earn up to $500
  - Universal Banker
  - Pending Bank of America branch purchase
    - Debit card growth of 170%
    - Internet banking growth of 110%
    - Deposit account growth of 60%

- Cross-sell and deepening customer wallet share
  - On boarding new customers – first 120 days
  - Higher touch on-boarding of indirect auto customers
  - Phone calls on account opening anniversary
  - Experian mailings to existing customers

Results: Accomplishments Since 2012 Conversion

- Asset Quality
  - Improving asset quality through loan workouts and OREO sales
  - NPAs / Assets at 06/30/14 were 3.02% compared to 5.72% at 03/31/12
- Strong Capital Position
  - Total Risk-Based Capital Ratio of 19.54% (bank only) at 6/30/14
  - Excess capital can be utilized in acquisition strategy
- Acquisitions
  - Leveraging our experience with 5 mutual mergers
  - Three bank mergers and acquisition of 10 branch banking operations since July 2012
  - Market footprint has spread across major metropolitan areas throughout East Tennessee, North Carolina and Southwestern Virginia
  - Asheville will now be 6th largest MSA market in our footprint instead of the largest
- Building infrastructure and capabilities for the future
  - Emphasis on commercial lending
  - New Chief Credit Officer and three new senior credit officers with 100+ years total experience
  - Added infrastructure to support mortgage lending in the complex regulatory environment
  - New business line entry, indirect auto lending, utilizes customer relationship management system to cross-sell products within branch footprint
  - Investments in technology and infrastructure to expand CRE and C&I lending

Recent Earnings Release

(Dollars in thousands, except per share amounts)

As Reported	For the year ended 6/30/14	For the year ended 6/30/13	Change Amount	Change Percent
Net income	$10,342	$9,053	$1,289	14.2%
ROA	.62%	.56%	.06%	10.7%
EPS	$.54	$.45	$.09	20.0%
Net interest margin	3.79%	3.81%	(.05%)	(1.3%)
Earnings excluding merger-related expenses(1), net of tax				
Net income	$12,225	$9,053	$3,172	35.0%
ROA	.73%	.56%	.17%	30.4%
EPS	$.64	$.45	$.19	42.2%

(1) Merger-related expenses totaled $2.7 million and $0 for the years ended June 30, 2014 and 2013, respectively.

Source: Company documents previously filed with the SEC

Balance Sheet Highlights

(Dollars in thousands, except per share amounts)

	For the year ended		Change	
	6/30/14	6/30/13	Amount	Percent
Total assets	$2,074,454	$1,583,323	$491,131	31.0%
Total loans	1,473,099	1,132,110	340,989	30.1%
Core deposits	948,892	614,362	334,530	54.5%
Total deposits	1,583,047	1,154,750	428,297	37.1%
Nonperforming loans/ Total loans	3.14%	4.66%	(1.52%)	(32.6%)
Classified assets/Total assets	4.56%	7.43%	(2.87%)	(38.6%)
Book value per share	$18.28	$17.65	.63	3.6%
Tangible book value per share	$17.68	$17.64	.04	.2%

Source: Company documents previously filed with the SEC

Improving Asset Quality

Nonperforming Assets / Total Assets


6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
0.36%
0.42%
2.10%
3.87%
3.81%
4.67%
5.07%
3.02%
2007 FY
2008 FY
2009 FY
2010 FY
2011 FY
2012 FY
2013 FY
2014 FY

Allowance for Loan Losses / Total Loans


4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.07%
1.14%
2.04%
3.23%
3.77%
2.85%
2.75%
2.08%*
2007 FY
2008 FY
2009 FY
2010 FY
2011 FY
2012 FY
2013 FY
2014 FY

Net Charge-Offs / Average Loans


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.03%
0.01%
0.29%
1.71%
2.59%
2.34%
0.34%
0.19%
2007 FY
2008 FY
2009 FY
2010 FY
2011 FY
2012 FY
2013 FY
2014 FY

*Excludes loans acquired from Jefferson Bancshares, Inc. and BankGreenville Financial Corporation

Source: SNL Financial; company documents previously filed with the SEC

Liquidity and Capital To Grow

- Well-capitalized balance sheet allows for a variety of strategic alternatives, including:
  - Acquisitions
  - Share repurchases
  - Dividends
- Strong capital ratios at June 30, 2014 (Bank only):
  - Tier 1 Leverage: 13.39%
  - Tier 1 Risk-Based: 18.23%
  - Total Risk-Based Capital: 19.49%

Total Risk-Based Capital Ratio


24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
13.83%
12.50%
12.31%
13.71%
12.45%
12.45%
23.16%
19.54%
2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY

Tier 1 Leverage Ratio


16.00%
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
11.38%
10.33%
9.39%
9.47%
8.40%
7.32%
15.25%
13.37%
2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY

Tier 1 Risk-Based Capital Ratio


24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
12.80%
11.48%
11.05%
12.45%
11.19%
11.18%
21.89%
18.29%
2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY

Source: Bank Call Reports

HomeTrust Franchise Map


Virginia
Blacksburg
Roanoke
Wytheville
Abingdon
Kingsport
Johnson City
Morristown
Knoxville
Boone
Eden
Reidsville
Greensboro
Winston-Salem
Lexington
Raleigh
Tennessee
Waynesville
Asheville
Hendersonville
Shelby
Charlotte
North Carolina
Greenville
South Carolina
HTBI (legacy)
BankGreenville
Jefferson Federal Bank (JFBI)
Bank of Commerce (BONC)
Bank of America (BAC) Branches
Roanoke Commercial LPO

Branch Map By Population Density


Somerset, KY
London, KY
Kingsport-Bristol-Bristol, TN-VA
Roanoke, VA
Lynchburg
Danville, VA
Mount Airy, NC
Johnson City, TN
Boone, NC
Winston-Salem, NC
Knoxville, TN
Marion, NC
Asheville, NC
Forest City, NC
Athens, TN
Shelby, NC
Gaffney, SC
Charlotte-Concord-Gastonia, NC-SC
Fayett
Spartanburg, SC
Seneca, SC
HTBI (legacy)
BankGreenville
JFBI
BONC
BAC

Growth Since Conversion (past 24 months)

	Mutual Conversion 9/30/2012	ProForma [(1)] 6/30/2014	Change Since Conversion $	Change Since Conversion %
Total Assets	$ 1,603	$ 2,700	$ 1,097	68%
Total Loans	1,203	1,615	412	34%
Total Deposits	1,160	2,180	1,020	88%
Total Equity	372	380	8	2%
Tangible Common Equity [(2)]	371	350	(21)	(6%)
Loan/Deposits	103.68%	74.08%		
Loan Mix				
1-4 Family	611	665	54	9%
HELOC's & Consumer	143	175	32	22%
Commercial Real Estate	232	454	222	96%
Construction & Development	90	121	31	34%
Other Commercial	127	200	73	57%
Deposit Mix				
Transaction Accounts	239	626	387	162%
MMDA / Savings	337	750	413	123%
Retail Time	286	416	130	45%
Jumbo Time	298	388	90	30%
Branches	20	43	23	115%

Commercial Relationship Managers

New Markets	RM's
East Tennessee	12
Southwestern VA	2
Charlotte NC	3
Greenville SC	4
19 since May 2014	21
WNC	3
Non-Metro NC	2
Total	26

(1) Financial data as of 6/30/14; pro forma amounts include the 7/31/14 acquisition of Bank of Commerce and the pending acquisition of the branch banking operations of ten locations in Virginia and North Carolina from Bank of America Corporation; estimated financial impact for illustrative purposes only; actual results may differ materially.
Source: SNL Financial, company documents previously filed with the SEC

(2) Tangible Common Equity = Total equity less goodwill and core deposit intangibles, net of tax

Loan Composition

Loans: At Time of Conversion [1]


Other Commercial 11%
Construction & Development 7%
Commercial Real Estate 19%
HELOCs & Consumer 12%
1-4 Family 51%

Loans: 6/30/14 Pro Forma With Recent and Pending Acquisitions [2]


Other Commercial 12%
Construction & Development 8%
Commercial Real Estate 28%
HELOCs & Consumer 11%
1-4 Family 41%

(1) Financial data as of 9/30/12
(2) Financial data as of 6/30/14; pro forma amounts include the 7/31/14 acquisition of Bank of Commerce and the pending acquisition of the branch banking operations of ten locations in Virginia and North Carolina from Bank of America Corporation; estimated financial impact for illustrative purposes only; actual results may differ materially. Source: SNL Financial, company documents previously filed with the SEC

Deposit Composition

Deposits: At Time of Conversion (1)



Transaction Accounts 20%
MMDA / Savings 29%
Retail Time 25%
Jumbo Time 26%

Deposits: 6/30/14 Pro Forma With Recent and Pending Acquisitions (2)



Transaction Accounts 29%
MMDA / Savings 34%
Retail Time 19%
Jumbo Time 18%

(1) Financial data as of 9/30/12
(2) Financial data as of 6/30/14; pro forma amounts include the 7/31/14 acquisition of Bank of Commerce and the pending acquisition of the branch banking operations of ten locations in Virginia and North Carolina from Bank of America Corporation; estimated financial impact for illustrative purposes only; actual results may differ materially. Source: SNL Financial, company documents previously filed with the SEC

Closing Comments

Strong Performance Since Conversion

- Executed on post-conversion plan to grow organically and acquisitively
- Initiated new business lines, hired key employees, and built infrastructure to drive future earnings growth
- Reported strong operating results and announced 3 bank acquisitions and the acquisition of 10 branches with $500 million in deposits
- 3 share repurchase programs totaling 14% (4%, 5%, 5% in process)

Well Positioned For Future Growth

- Strong balance sheet, improving asset quality and recent acquisition experience positions HomeTrust well for future growth
- Organic opportunities
  - New commercial loan production office and lending team in Roanoke VA
  - 21 New Commercial Relationship Managers
- Acquisition opportunities
  - Closed Jefferson Bancshares transaction on May 31, 2014
  - Closed Bank of Commerce transaction on July 31, 2014
  - Pending Bank of America branch transaction to close November 17, 2014
  - Remain active in M&A discussions but focused on integration

Investor Contacts

Dana Stonestreet
Chairman, President & CEO

Hunter Westbrook
Senior VP, Chief Banking Officer

Tony VunCannon
Senior VP, CFO & Treasurer

10 Woodfin Street
Asheville, NC 28801
(828) 259-3939
www.hometrustbanking.com